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                                                                      Exhibit 23



                   Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-91009, 333-82467, 333-74741, 333-33829 and
333-13079.


                                                      ARTHUR ANDERSEN LLP

Vienna, Virginia
March 30, 2000